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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 9, 1999

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        0-24891                 65-0405207
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)

         4400 PGA BOULEVARD
     PALM BEACH GARDENS, FLORIDA                               33410
(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (516) 624-4701

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant announced that it is replacing Grant Thornton LLP as its independent auditors. The Registrant anticipates retaining a "big five" accounting firm to serve as its independent auditors for 1999. The decision to replace Grant Thornton as auditors was recommended by the Registrant's Board of Directors and Audit Committee. For the fiscal years ended December 31, 1998 and 1997 and up to the date of this report, there have been no disagreements with Grant Thornton LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 1998 and 1997 expressed an unqualified opinion.

Item 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

              16                            Letter from Grant Thornton LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADMIRALTY BANCORP, INC.
                                           (Registrant)

Dated:   April 12, 1999                     By: /S/ WARD KELLOGG
                                                ---------------------------
                                                    WARD KELLOGG
                                                    President and
                                                    Chief Executive Officer


                                    Page 3 of 5


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

EXHIBIT NO.       DESCRIPTION                                          PAGE NO.
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    16            Letter from Grant Thornton LLP


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